Consolidated statements of changes in equity (Parenthetical) (CHF) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Net income attributable to redeemable noncontrolling interests	11	49
Tax benefit (charge) from the excess fair value of compensation expense	41	(280)
Bank
Net income attributable to redeemable noncontrolling interests	11	49
Tax benefit (charge) from the excess fair value of compensation expense	30	(277)